NON-QUALIFIED STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                             2006 STOCK OPTION PLAN

                                       OF

                             WATAIRE INTERNATIONAL, INC.


     THIS STOCK OPTION AGREEMENT, (the "Agreement"), is made as of November 6, 2006 (the "Effective Date") by and between WATAIRE INTERNATIONAL, INC. (formerly, CIMBIX CORPORATION), a Washington corporation, (the "COMPANY") and
                              ,  residing  at

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(the "OPTIONEE"), pursuant to the COMPANY's 2006 Stock Option and Incentive Plan
(the  "Plan").

     The Board of Directors of the COMPANY adopted the Plan as of October 3, 2006 to which this Agreement and the option granted hereunder ("Option") are subject, and the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its stockholders to grant the Option provided for herein to OPTIONEE as an inducement to remain in the employ of the COMPANY, and as an incentive for increased effort during such service.

     1. GRANT OF OPTION. The COMPANY grants to OPTIONEE the right and option to purchase from the COMPANY, on the terms and conditions hereinafter set
forth,  all  or  any  part of an aggregate of                shares (the "Option
                                              --------------
Shares") of the authorized Common Stock of the COMPANY, at the purchase price of $0.62 per share (being not less than the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof until September 30, 2013 (the latter date hereinafter referred to as the "Terminal Date"). No partial exercise of such Option may be for less than 1,000 full Option Shares, unless the number purchased is the total number at the time purchasable under the Option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "A."

     2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from the Effective Date, as hereinabove provided, by written notice which shall;


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          (i)     state  the  election  to  exercise  the  Option, the number of
Option Shares in respect of which it is being exercised, the person in whose name the Option Shares are to be issued (if the Option Shares are issued to individuals), the names, addresses, and Social Security Numbers of such persons;

          (ii) contain such representations and agreements as to the holder's investment intent with respect to such Option Shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

          (iii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

          (iv) be accompanied by a payment for the purchase price of those Option Shares with respect to which the Option is being exercised in the form of cash or check.

     3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for the Option Shares as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option and delivered in accordance with the terms of Section 7 below. The COMPANY shall not be required to transfer or deliver any certificate or certificates for the Option Shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, and (b) compliance with all then applicable requirements of law.

     4. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of Option Shares subject to be granted upon exercise of this Option which the COMPANY now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Option Shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such Option Shares. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.


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     5.     TERMINATION  OF OPTION.  The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date or sooner if OPTIONEE ceases to be in the continuous employ of the COMPANY (whether by resignation, dismissal, or otherwise, as defined in the Plan), except that: (a) in the event of termination of such employment for any reason other than death or the permanent disability of OPTIONEE, as defined in Section 22(e)(3) of the Internal Revenue Code, as amended and as presently in effect (the "Code"), OPTIONEE may at any time within a period of 90 days thereafter exercise the Option granted hereunder to the extent such Option was exercisable by OPTIONEE on the date of the termination of such employment; (b) in the event of death or the permanent disability of OPTIONEE while in the employ of the COMPANY, the Option granted hereunder, to the extent that OPTIONEE was entitled to exercise such Option on the date of OPTIONEE's disability, may be exercised within one year after such termination as a result of death or disability by OPTIONEE or the person or persons to whom OPTIONEE's rights under the Option granted hereby shall pass by will or by the applicable laws of descent and distribution; and (c) in the event of retirement, as defined in the Plan, the OPTIONEE may at any time within a period of 90 days thereafter exercise the Option granted hereunder to the extent such Option was exercisable by OPTIONEE on the date of the termination of such employment. Notwithstanding anything herein to the contrary, however, the Option and all rights herein granted shall in all events terminate and become null and void on the Terminal Date. The Board of Directors of the COMPANY or the Committee established under the Plan shall have the right to extend the term of the Option.

     6. LIMITATION UPON TRANSFER. During the lifetime of OPTIONEE, the Option and all rights granted hereunder shall be exercisable only by OPTIONEE, and except as in Section 5 otherwise provided, the Option and all rights granted hereunder shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

     7. STOCK AS INVESTMENT. By accepting this Option, the OPTIONEE acknowledges for OPTIONEE or any heirs and legatees, that any and all Option Shares purchased hereunder shall be acquired for investment and not for distribution, and upon the transfer of any or all of the Option Shares subject to the Option granted hereunder, the OPTIONEE, or heirs or legatees receiving such Option Shares, shall deliver to the COMPANY a representation in writing that such Option Shares are being acquired in good faith for investment and not for distribution. The OPTIONEE shall not dispose (whether by sale, exchange, gift, or any other transfer) of any Option Shares


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of  stock  acquired  pursuant  tothe  exercise  of the Option granted hereunder, within two years after the grant of this Option or one year after the transfer of such Option Shares to him upon his exercise of such Option. OPTIONEE further recognizes that any disposition (whether a sale, exchange, gift, or any other transfer) of any Option Shares of stock prior to the aforementioned periods will not only be a breach of this Agreement, but will also disqualify the Option as a Incentive Stock Option under Section 422A of the Code.

     8. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the Common Stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of Option Shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     9. RIGHT AS STOCKHOLDER. Neither OPTIONEE nor his executors, administrators, heirs or legatees, shall be or have any rights or privileges of a stockholder of the COMPANY in respect of the Option Shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such Option Shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the stockholder of record on the books of the COMPANY.

     10. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

     11. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the


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OPTIONEE  and  all  rights  granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights that the OPTIONEE, OPTIONEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

     12. INTERNAL REVENUE CODE. All Options granted hereunder are granted pursuant to the Internal Revenue Code, as amended, as it is in force and effect at the date of grant.

     13. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Board of Directors of the COMPANY. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

      (The remainder of this page is intentionally blank.  The signature page follows.)


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     IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and OPTIONEE has hereunto set his or her hand the date and year first above written, which is the time of the granting of the Option hereunder.

                                        WATAIRE INTERNATIONAL, INC.
                                        a  Washington  corporation


                                        By:
                                           --------------------------------
                                           ROBERT ROSNER, President


                                        By:
                                           --------------------------------
                                           NAND SHANKAR, Secretary


OPTIONEE



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